Taxes	3 Months Ended
Apr. 30, 2022
Taxes

(6) Taxes

For the three months ended April 30, 2022 (Successor), the Company recorded a tax benefit of $22.3 million on pretax loss of $45.4 million. The tax benefit reflects the impact of non-deductible items, current period changes in the Company’s valuation allowance on its deferred tax assets and the impact of foreign rate differential.

For the three months ended April 30, 2021 (Predecessor (SLH)), the Company recorded a tax benefit of $3.1 million on pretax loss of $39.0 million. The tax benefit reflects current period changes to unrecognized tax positions, foreign rate differential, and changes in the Company’s valuation allowance on its deferred tax assets.